                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 10.1


                                   COMMERCIAL LOAN AND SECURITY AGREEMENT            00147900000000427
[LOGO] NAVISTAR FINANCIAL      (FOR NEW OR USED MOTOR VEHICLES AND EQUIPMENT)
       CORPORATION                                                                   Agreement Date: 5/24/2004

                                The undersigned Borrower hereby applies to Navistar Financial Corporation ("Lender") for a loan of the Unpaid Balance shown below, on the following terms and conditions, in connection with the purchase from seller of the equipment described below (the "Goods"). Borrower hereby acknowledges delivery, inspection and acceptance of the Goods, represents that the Goods are being purchased for a business or commercial purpose and authorizes disbursement of loan proceeds to seller in payment for the Goods or other obligations of Borrower.

  SELLER INFORMATION:                                                BORROWER INFORMATION:
------------------------------------------------------------------------------------------------------------------------------------
SELLER NUMBER: 001479-000                                          Boyd Brothers Transportation, Inc

International Truck and Engine Corporation                         3275 Hwy 30                                SSN#/TAX-ID

Duluth, GA                                                         Clayton AL 36016
   APPROVAL                                                          COUNTY:                                  CUSTOMER #
            01384510                                                        Barbour            (334)775-1215    04706016
====================================================================================================================================

  DESCRIPTION OF EQUIPMENT
====================================================================================================================================
VEHICLE    NEW
YEAR       USED       MANUFACTURER       MODEL      SERIAL NUMBER         EQUIPMENT TYPE             UNIT PRICE        UNIT NUMBER
====================================================================================================================================

                                                    SEE ADDENDUM - SCHEDULE A

====================================================================================================================================

  DESCRIPTION OF TRADE-IN
====================================================================================================================================
VEHICLE                                                                               GROSS         LESS AMOUNT          TRADE-IN
YEAR      MANUFACTURER       MODEL       SERIAL NUMBER           BODY TYPE          ALLOWANCE          OWING         (NET ALLOWANCE)
====================================================================================================================================

                                                    SEE ADDENDUM - SCHEDULE B

====================================================================================================================================
  INSURANCE COVERAGE                                                        SALE ANALYSIS
====================================================================================================================================
NO LIABILITY INSURANCE INCLUDED                                            1. CASH PRICE                               $1,879,403.25
==========================================================================----------------------------------------------------------
PHYSICAL DAMAGE:                                                           2. SALES AND OTHER TAXES                      $227,896.75
Physical Damage Insurance satisfactory to Lender is required. The         ----------------------------------------------------------
Borrower may choose the person through which the insurance is to be        3. CASH PRICE + TAX (1 + 2)                 $2,107,300.00
obtained or provide such insurance through an existing policy subject     ----------------------------------------------------------
to Lender's right to refuse to accept any such insurer for any reasonable  4. a. CASH DOWN PAYMENT                             $0.00
cause. If Physical Damage Insurance is included in this Agreement, the    ----------------------------------------------------------
cost of insurance shall be as set forth in item 6a and the following          b. TRADE-IN (NET ALLOWANCE)                $530,600.00
coverage is provided for a term of     months from the date of delivery.  ----------------------------------------------------------
                                                                              TOTAL DOWN PAYMENT (a + b)                 $530,600.00
                     Deductible Other Than Collision (Specified Perils,   ----------------------------------------------------------
                     Comprehensive or Fire, Theft and Combined Additional  5. UNPAID BALANCE OF CASH PRICE (3 LESS 4)  $1,576,700.00
                     Coverage, as per attached insurance application.)    ----------------------------------------------------------
                                                                           6.  a. PHYSICAL DAMAGE                              $0.00
                     Deductible Collision                                 ----------------------------------------------------------
                                                                               b. CREDIT LIFE INSURANCE                        $0.00
------------------------------------------------------------------------------------------------------------------------------------
Name of Physical Damage Insurance Company              Agent Name/Phone        c. TITLE AND OFFICIAL FEES                      $0.00
                                                                          ----------------------------------------------------------
Texas Residents Only: If physical damage insurance is obtained through         d. DOCUMENTATION FEE                          $350.00
the Lender and placed with a county mutual insurance company, the premium ----------------------------------------------------------
or rate of charge is not fixed or approved by the Texas State Board of         e. OPTIONAL SERVICE/EXTENDED WARRANTY           $0.00
Insurance.                                                                ----------------------------------------------------------
CREDIT LIFE INSURANCE IS NOT REQUIRED.                                         f. OTHER                                        $0.00
If a charge is included in 6b it is understood that credit life insurance ----------------------------------------------------------
is requested in this Agreement and the Borrower signing below is the       TOTAL CHARGES (Total of 6a to 6f)                 $350.00
insured. Borrower hereby acknowledges receipt of a certificate containing ----------------------------------------------------------
the terms of such insurance through Agent:                                 7. TOTAL CHARGES INCURRED (5 + 6)           $1,577,050.00

------------------------------------------------------------------------
Name of Credit Life Insurance Company                  Agent Name/Phone
====================================================================================================================================

PROMISSORY NOTE: If this Agreement is accepted by Lender, Borrower promises to pay to Lender or to its order the TOTAL CHARGES
INCURRED set forth in Line 7 above, together with interest from the date of this Agreement, in installments as set forth below:

Borrower agrees to pay Lender the TOTAL CHARGES INCURRED plus interest in the amount of $216,042.80 computed at a rate equivalent to
5.00% per annum in installments as set forth below payable on the same day of each successive month:




====================================================================================================================================
  # of        Amount of                          # of        Amount of                          # of       Amount of
Payments      Payment       Beginning          Payments       Payment       Beginning          Payments     Payment     Beginning
====================================================================================================================================
 60           $29,884.88     7/24/2004

====================================================================================================================================



FOR USE IN SOUTH CAROLINA ONLY: WAIVER OF HEARING PRIOR TO IMMEDIATE POSSESSION: BORROWER HEREBY EXPRESSLY AGREES THAT, SHOULD THE
LENDER BE ENTITLED TO POSSESSION OF THE GOODS DESCRIBED ABOVE OR ITS PROCEEDS UNDER THE TERMS OF THIS AGREEMENT OR ANY DOCUMENT
EXECUTED IN CONNECTION HEREWITH (INCLUDING ANY FURTHER EXTENSIONS, RENEWALS, ETC.) BORROWER WAIVES ITS RIGHT TO NOTICE AND AN
OPPORTUNITY TO BE HEARD PRIOR TO REPOSSESSION OF THE GOODS BY THE LENDER.

NOTICE TO BORROWER: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS BLANK SPACES. 2. YOU ARE ENTITLED TO A
COMPLETELY FILLED-IN COPY OF THE AGREEMENT WHEN YOU SIGN IT. 3. UNDER THE LAW, YOU HAVE THE FOLLOWING RIGHTS, AMONG OTHERS: (a) TO
PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE INTEREST CHARGES BASED ON THE ACTUARIAL METHOD UNLESS
ANOTHER METHOD IS REQUIRED BY LAW; (b) TO REDEEM THE GOODS IF REPOSSESSED FOR DEFAULT; (c) TO REQUIRE, UNDER CERTAIN CONDITIONS, A
RESALE OF THE GOODS IF REPOSSESSED. 4. IF YOU DESIRE TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE, THE AMOUNT OF REFUND YOU ARE
ENTITLED TO, IF ANY, WILL BE FURNISHED UPON REQUEST. 5. IN TEXAS, THIS AGREEMENT MAY BE SUBJECT IN WHOLE OR IN PART TO TEXAS LAW
WHICH IS ENFORCED BY THE CONSUMER CREDIT COMMISSIONER, 2601 NORTH LAMAR, AUSTIN, TEXAS 78705-4207. TELEPHONE (512) 479-1285,
(214) 263-2016, (713) 461-4074.


------------------------------------------------------------------------------------------------------------------------------------
Page  1 of 3    COMMERCIAL LOAN AND SECURITY AGREEMENT FOR : Boyd Brothers Transportation, Inc

                             ADDITIONAL PROVISIONS
                                                              00147900000000427

LATE PAYMENTS: In addition to promising to pay the "Total Payments" as set forth above, Borrower promises to pay past due interest accrued from maturity on each installment in default more than 10 days at the highest rate permitted by law. Borrower also agrees to pay all expenses actually incurred, including attorney fees, in collecting any amount payable under this Agreement, all to the extent allowed by law.

PARTIES: As used herein, "Borrower" shall include all persons or entities who sign as "Borrower(s)." "Lender" shall mean Navistar Financial Corporation, its successors and assigns. "Affiliates" shall include all entities directly or indirectly controlling or controlled by, or under common control with Lender including but not limited to, Harco Leasing Company, Inc. and Navistar Leasing Company. Upon notice of assignment, Borrower agrees to make payments hereunder directly to assignee. Assignee shall be entitled to all rights of Lender free from any defense, set-off or counterclaim by the Borrower against the Lender, except as required by law. Seller shall not be the agent of Lender for transmission of payments or otherwise.

NO WARRANTIES BY LENDER: Borrower agrees that Lender is neither the seller nor the manufacturer of the Goods, and has not made and does not make any representation, warranty or covenant with respect to the Goods, either express or implied, written or oral, including but not limited to any representation, warranty or covenant with respect to condition, quality, safety, durability, merchantability, or fitness for a particular purpose. Borrower selected the Goods and hereby agrees that any and all claims that Borrower has or may in the future have against the seller and/or manufacturer shall not be asserted as an offset against Lender, including but not limited to any claims in product liability.

USE OF PROPERTY: Borrower shall hold and use the Goods at its risk and expense with respect to loss or damages, and taxes and charges of every kind; shall take proper care of the Goods and shall not abuse or misuse the same; shall not sell, assign or transfer its interest in the Goods or remove the Goods from the jurisdiction in which they now reside without the prior written consent of Lender; shall not use the Goods for any illegal purpose and shall not attach any of the Goods to any real estate or to any other property in such a manner as to become a part thereof. If Borrower fails to pay said taxes and said charges, Lender may, at its election, either do so and charge same to Borrower or treat such failure as a breach of condition of this agreement. Any amount so paid by the Lender shall become a part of the indebtedness secured hereunder.

PHYSICAL DAMAGE INSURANCE: If a cost for physical damage insurance is included in the Agreement, Borrower hereby assigns to Lender the right to cancel such insurance. If any insurance included in this Agreement is cancelled, whether by request of the Borrower or the Lender, or action of the Insurance Company, Lender is hereby authorized on behalf of Borrower to receive any unearned premium refund. If no cost of physical damage insurance is included in this Agreement, Borrower agrees to promptly insure the Goods at its own expense with a company acceptable to the Lender against loss by fire, theft and collision for the period of the term of this Agreement and in such amounts and upon such terms as are acceptable to Lender. Borrower specifically covenants to name Lender as loss payee as its interest may appear. Lender may, in its sole discretion, apply any proceeds of insurance received by it to any indebtedness owed by Borrower to Lender or its Affiliates.

PLACEMENT OF PHYSICAL DAMAGE INSURANCE: Unless Borrower provides Lender with evidence of the insurance coverage required by this Agreement, Lender may, but will not be obligated to, purchase insurance at Borrower's expense to protect Lender's interest in the Goods. This insurance may, but need not, protect Borrower's interests. The coverage that Lender purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the Goods. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained other insurance as required by the Agreement. If Lender purchases insurance for the Goods, Borrower will be responsible for the costs of such insurance including interest and any other charge Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The cost of the insurance may be added to Borrower's outstanding balance due and owing Lender under the Agreement. The cost of the insurance may be more than the cost of insurance Borrower may be able to obtain on its own.

SECURITY INTEREST: In order to secure performance and payment of the loans made by Lender to Borrower and all of Borrower's obligations and indebtedness hereunder and of all other amounts due or to become due hereunder and to secure each and every other obligation or indebtedness of every kind and description and howsoever arising, now or hereafter owing by Borrower to Lender or its Affiliates, Lender hereby retains, and Borrower hereby grants, a purchase money security interest under the Uniform Commercial Code in and to the Goods described above, together with all replacements, repairs and accessions thereto and cash and the non-cash proceeds (including insurance proceeds) thereof. The security interest hereby granted is a separate, independent security interest that is in addition to, and not in substitution for, any and all security interests heretofore or hereafter granted by Borrower to Lender. This Agreement is not an amendment to or modification of, or a waiver or release by Lender of, any term, provision or condition of any other agreement between Borrower and Lender. Further, Lender hereby retains and Borrower hereby grants a security interest in the proceeds of any physical damage, credit life and or disability insurance for which a charge is stated above or which is supplied by Borrower, and if a charge for any such insurance has been included in this Agreement, a security interest in the refund of any unearned premiums in the event such insurance is terminated or canceled for any reason. Borrower will not grant any other security interest in and to the Goods described above, without the prior written consent of Lender. Borrower shall cause, or cooperate with Lender in causing, Lender's security interest in the Goods to become properly perfected under state law through filing of a financing statement or notation on appropriate perfection documents.

DEFAULT: For use in all states except Louisiana. Time is of the essence hereof and if Borrower defaults in any one of the payments on the loan or other payment provided for herein when due or breaches any other covenant or condition of this Agreement, or any other contract or agreement between Borrower and Lender or its Affiliates or if the Goods are levied upon, or Borrower becomes bankrupt or insolvent or a petition in bankruptcy is filed by or against the Borrower, then Lender may, in its sole option and discretion in any such event declare the total amount unpaid hereunder, including accrued delinquency charges, and excluding unearned interest, immediately due and payable and may take possession of the Goods in a lawful manner wherever found without notice, demand or legal process, or may require the Borrower to assemble the Goods and make them available to the Lender at a place to be designated by the Lender, and where not prohibited by law, may sell the same at public or private sale, with or without notice, at which sale Lender may become the purchaser, may deduct from the proceeds of any such sale all taxes and charges due on the Goods and all expenses of taking, removing, holding, repairing and selling the Goods, and may apply the net proceeds to any indebtedness of Borrower, returning to Borrower any surplus or holding Borrower liable for any deficiency; and in consideration of the use of the Goods and for diminution in saleable value thereof, Lender may retain all payments made; or Lender may pursue any other remedy provided by law. Lender may accept partial payments of any sum due without waiving or otherwise modifying the terms of this Agreement and the waiver by Lender of a breach of any condition of this Agreement shall not constitute a waiver of any subsequent breach whether or not of a like character. In the event of bankruptcy or other insolvency proceedings, in addition to the above remedies, the Lender shall be entitled to any rental or other income produced by the Goods prior to their release to Lender.

--------------------------------------------------------------------------------
Page 2 of 3 COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers Transportation, Inc

                                                              00147900000000427

--------------------------------------------------------------------------------
DEFAULT: For Use In Louisiana Only. Borrower does hereby confess judgment in favor of the Lender or any subsequent holder of this agreement for principal, interest, attorney's fees, and costs; and does hereby declare that if anyone of the payments on the loan or other payment provided for herein is not fully paid when due, if default be made in compliance with any condition or covenant herein, or proceedings in bankruptcy, insolvency or receivership be instituted by or against the Borrower, or if any action is taken looking toward the appointment of a receiver, syndic or curata of Borrower or if the property be used in violation of any state or Federal law, such violation shall constitute a breach of this Agreement which shall ipso facto be immediately due and eligible in its entirety and the Lender may cause all and singular the Goods herein described to be seized and sold under executory or other legal process in any court, without appraisement, to the highest bidder, payable in cash. Borrower hereby specifically waives the three (3) day notice of demand provided by
Article 2639 of the Louisiana Code of Civil Procedure and Notice of Appraisement set forth under Article 2723 of the Louisiana Code of Civil Procedure end all pleas of division and discussion and the benefit of appraisement or the said Lender may and is hereby authorized to take immediate possession of the Goods wherever found without process of law and hold same until the amount due and either at public or private sale without demand for performance of without notice to the Borrower, with or without having the Goods at the place of sale. The Lender, or future holder of this Agreement, shall have the right to bid at any public sale. From the proceeds of such sale, the Lender, or future holder of this Agreement, shall deduct all expenses for retaking, repairing and selling the Goods, including a reasonable attorney's fee. Pursuant to the authority of Louisiana Revised Statutes 9:5136 et Seq., Borrower hereby appoints Lender, or its designee, to be keeper or receiver of the collateral herein described who, at its option, may take possession thereof and administer same immediately upon any seizure incident to any legal action brought by Lender.
--------------------------------------------------------------------------------

CO-BORROWER: The obligation of any co-borrower hereunder shall be primary and the co-borrower shall be jointly and severally liable with the Borrower for payment in full of all amounts due or to become due pursuant to the terms and conditions of this Agreement.

GENERAL: Borrower hereby covenants that all facts and information contained herein and in the credit application are true and correct as of the date hereof and specifically warrants that there are no other amounts owing on the trade-in equipment except as may be indicated herein. Renewal, extension, or assignment of this Agreement shall not release Borrower or Co-Borrower from any obligations hereunder.

POWER OF ATTORNEY: Borrower hereby irrevocably authorizes and empowers Lender to execute, sign, and file on Borrower(s) behalf any financing statement, continuation statement or any other document related to the perfection or protection of the security interest hereby created, if allowed by law. This Power of Attorney being coupled with an interest is irrevocable, and a photocopy or other facsimile thereof shall constitute proof of Agent's continuing authorization to act on behalf of Principal in all matters referred to above.

APPLICATION OF PAYMENTS: Each payment received on the loan shall be applied first to accrued interest and delinquency charges and then to the balance of any amount financed then outstanding.


SAVINGS CLAUSE: Should any provision of this Agreement be or become invalid, illegal, prohibited or uneforceable by law or otherwise, then such provision shall be void; however, such impairment shall not in any way invalidate or impair the remainder of this Agreement or any other of its provisions, If the rate of interest or other charges set forth hereunder shall exceed the applicable maximum, then such rate shall be reduced to such maximum and any excess interest or charge that may have been collected shall, at the option of the Borrower, either be refunded in cash or applied as a credit to unpaid principal. In no event shaft Borrower be obligated to pay such excess charges.

ACCEPTANCE BY LENDER, CHOICE OF LAW: This Agreement is not binding until accepted by Lender in Illinois. Except as prohibited by law, the law of Illinois, where this Agreement is entered into, and applicable federal law shall control the construction and validity of this Agreement, This Agreement is entered into in Illinois and all loans made by the Lender will be extended from Illinois. The validity and enforcement of the security interest granted hereunder shall be controlled by the law of jurisdiction where the Goods are to be kept and used.

QUARTERLY PRIME RATE: As used in this Agreement the "Quarterly Prime Rate" shall mean for each calendar quarter, the Prime Rate as published in the Wall Street Journal on the last business day of the month immediately preceding the first day of each calendar quarter.

QUARTERLY LIBOR RATE: Shall mean, for each calendar quarter, the 90-day London Interbank Offered Rate as published in the Wall Street Journal on the last business day of the month immediately preceding the first day of each calendar quarter.

WAIVER OF JURY TRIAL: BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION RELATING TO THIS AGREEMENT.

--------------------------------------------------------------------------------

This Space Intentionally Left Blank

--------------------------------------------------------------------------------

All payments shall be paid to Lender at P.O. Box 96070, Chicago, IL 60693-6070 or as otherwise directed by Lender o Borrower in writing. Telephone inquiries should be directed to Navistar Financial Corporation (847) 734-4000, All other correspondence should be sent to Lender at P.O. Box 4024, Attn: FSC, Schaumburg, IL 60168-4024

================================================================================
Borrower has read and agrees to all terms, provisions and conditions contained in this three page Agreement, agrees that this Agreement contains the entire agreement between Borrower and Lender relating to this loan for the purchase of the Goods, and supersedes all previous agreements, except as to agreements between Borrower and Lender,

====================================================================================================================================
This Agreement is subject to the terms of the Retail Financing                     BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY
Arrangement between the Lender and Seller. Initial for:                         ====================================================

Non-Recourse ___________________    Guaranty _______________                     NAME OF BORROWER:
                                                                                  Boyd Brothers Transportation, Inc.
AUTHORIZED SIGNATURE FOR SELLER                                                  (Name of Individual(s), corporation or partnership.
                                                                                 Give trade style, if any after name.)
BY ___________________________________________________________________________
      Signature of Owner, Officer, or Authorized Rep.)     (Title)                 BY                        TITLE
================================================================================     -----------------------------------------------
LENDERS
ACCEPTANCE                                                                            (If corporation, authorized party must sign
================================================================================      and show corporate title, if partnership, a
Lender: Navistar Financial Corporation   Accepted by Lender at:                       general partner must sign, if owner(s) or
        2850 West Golf Road, Roiling Meadows, IL, 60008                               partner show which.)

BY                                              DATE                               BY                        TITLE
   -----------------------------------------------------------------------------     -----------------------------------------------
     Authorized Representative                                                        (Co-Borrower/Co-Signer/Guarantor)


Page 3 of 3   COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers Transportation, Inc


                     COMMERCIAL LOAN AND SECURITY AGREEMENT
                                   SCHEDULE A                  00147900000000427

[LOGO] Navistar Financial                             Agreement Date: 5/24/2004
       Corporation

SELLER INFORMATION                                               BORROWER INFORMATION:
----------------------------------------------------------------------------------------------------------------------
SELLER NUMBER: 001479-000                                        Boyd Brothers Transportation, Inc      (334) 775-1215
International Truck and Engine Corporation                       3275 Hwy 30                             SSN#/TAX-ID
Duluth GA                                                        Clayton AL 38016
APPROVAL 01384519                                                COUNTY: Barbour                         CUSTOMER #
                                                                                                         04706016
-----------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
VEHICLE    NEW
YEAR       USED    MANUFACTURER     MODEL        SERIAL NUMBER          EQUIPMENT TYPE        UNIT PRICE    UNIT NUMBER
-----------------------------------------------------------------------------------------------------------------------


2005       New     International    94001        2HSCNSBR75C024339      Sleeper Tractor       $75,560.13
2005       New     International    94001        2HSCNSBR35C024340      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR55C024341      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR75C024342      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR95C024343      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR05C024344      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR25C024345      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR45C024346      Sleeper Tractor       $75,160.13
2005       New     International    9400l        2HSCNSBR65C024347      Steeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR85C024348      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBRX5C024349      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR65C024350      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR85C024351      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBRX5C024352      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR25C024328      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR45C024329      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBRO5C024330      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR25C024331      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR45C024332      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR65C024333      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR85C024334      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBRX5C024335      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR15C024336      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR35C024337      Sleeper Tractor       $75,160.13
2005       New     International    94001        2HSCNSBR55C024338      Sleeper Tractor       $75,160.13




                          Total Collateral count = 25
--------------------------------------------------      -------------------------------------------------
SELLER: International Truck and Engine Corporation      BORROWER Boyd Brothers Transportation, Inc

BY                                                      By   illegible              Title   President
   -----------------------------------------------         -----------------------        ---------------

       LENDER'S ACCEPTANCE                                     Accepted by Lender at:
       Lender: Navistar Financial Corporation                  2850 West Golf Road,
                                                               Rolling Meadows, IL 60008
       BY _________________________  DATE _______
          Authorized Representative
----------------------------------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers Transportation, Inc      SCHEDULE A  Page 1 of 1

                     COMMERCIAL LOAN AND SECURITY AGREEMENT
                                   SCHEDULE B                  00147900000000427

[LOGO] Navistar Financial                             Agreement Date: 5/24/2004
       Corporation

SELLER INFORMATION                                               BORROWER INFORMATION:
----------------------------------------------------------------------------------------------------------------------
SELLER NUMBER: 001479-000                                        Boyd Brothers Transportation, Inc      (334) 775-1215
International Truck and Engine Corporation                       3275 Hwy 30                             SSN#/TAX-ID
Duluth, GA                                                       Clayton AL 38016
APPROVAL 01384510                                                COUNTY: Barbour                         CUSTOMER #
                                                                                                         04706016
-----------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF TRADE-IN
-----------------------------------------------------------------------------------------------------------------------
VEHICLE                                                                      GROSS        LESS AMOUNT        TRADE-IN
YEAR      MANUFACTURER     MODEL    SERIAL NUMBER       BODY TYPE          ALLOWANCE         OWING       (NET ALLOWANCE)
-----------------------------------------------------------------------------------------------------------------------


1999      International    9900     2HSFTASR0XC038650                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR2XC038651                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR6XC038653                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR8XC038654                      $18,574.00        $0.00           $18,574.00
1999      International    9900     2HSFTASRXXC038655                      $20,574.00        $0.00           $20,574.00
1999      International    9900     2HSFTASR1XC038656                      $18,574.00        $0.00           $18,574.00
1999      International    9900     2HSFTASR3XC038657                      $20,574 90        $0.00           $20,574 90
1999      International    9900     2HSFTASR9XC036623                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR0XC036624                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR0XC032833                      $20,574.00        $0.00           $20,574.00
1999      International    9900     2HSFTASR4XC032835                      $22,574.00        $0.00           $22,574.00
1999      International    9900     2HSFTASR8XC032837                      $20,574.00        $0.00           $20,574.00
1999      International    9900     2HSFTASRXXC032838                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR1XC032839                      $20,574.00        $0.00           $20,574.00
1999      International    9900     2HSFTASRXXC032872                      $20,574.00        $0.00           $20,574.00
1999      International    9900     2HSFTASR3XC032874                      $22,574.00        $0.00           $22,574.00
1999      International    9900     2HSFTASR5XC032875                      $21,824.00        $0.00           $21,824.00
l999      International    9900     2HSFTASR9XC032877                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR0XC032878                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR2XC032879                      $20,574.00        $0.00           $20,574.00
1999      International    9900     2HSFTASR3XC038643                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR5XC038644                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR7XC038645                      $20,574.00        $0.00           $20,574.00
1999      International    9900     2HSFTASR9XC038646                      $21,824.00        $0.00           $21,824.00
1999      International    9900     2HSFTASR2XC038648                      $21,824.00        $0.00           $21,824.00


                                         Total trade-in count = 25
---------------------------------------------------------             -------------------------------------------------
SELLER: International Truck and Engine Corporation                    BORROWER: Boyd Brothers Transportation, Inc

BY                                                                    By   illegible              Title   illegible
   ------------------------------------------------------                -----------------------        ---------------

       LENDER'S ACCEPTANCE                                               Accepted by Lender at:
       Lender: Navistar Financial Corporation                            2850 West Golf Road,
                                                                         Rolling Meadows, IL 60008
       BY _________________________  DATE _______
          Authorized Representative
----------------------------------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers Transportation, Inc      SCHEDULE B  Page 1 of 1

                             AMORTIZATION SCHEDULE

                                                                                        00147900000000427

[LOGO INTERNATIONAL]     Navistar Financial Corporation                                Fax   847 734 4020
                         P.O Box 4024, Schaumburg, IL 60168-4024                       Phone 847 734 4000

     Customer Name: Boyd Brothers Transportation, Inc
------------------------------------------------------------------------------------------------------------
 Amount to Finance: $1,577,050.00                 Date of Note: 5/24/2004            Payment Plan: Other
     Total Finance:   $216,042.80          Date Finance Begins: 5/24/2004           Rebate Method: Actuarial
    Total Payments: $1,793,092.80                          APR: 5.00                         Term: 61
------------------------------------------------------------------------------------------------------------
                           Principal         Period          Payment           Finance           Principal
Period        Date           Payment        Finance           Amount         Remaining           Remaining
------------------------------------------------------------------------------------------------------------

             Total             $0.00           $0.00    $1,793,092.80       $216,042.80       $1,577,050.00

1         06/24/04             $0.00       $6,571.03            $0.00       $209,471.77       $1,583,621.03
2         07/24/04        $23,286.47       $6,598.41       $29,884.88       $203,873.36       $1,560,334.56
3         08/24/04        $23,383.47       $6,501.41       $29,884.88       $196,371.95       $1,536,951.09
4         09/24/04        $23,480.93       $6,403.95       $29,884.88       $189,968.00       $1,513,470.16
5         10/24/04        $23,578.75       $6,306.13       $29,884.88       $183,661.87       $1,489,891.09
6         11/24/04        $23,677.01       $6,207.87       $29,884.88       $177,454.00       $1,466,214.40
7         12/24/04        $23,775.65       $6,109.23       $29,884.88       $171,344.77       $1,442,438.75
8         01/24/05        $23,874.71       $6,010.17       $29,884.88       $165,334.60       $1,418,564.04
9         02/24/05        $23,974.20       $5,910.68       $29,884.88       $159,423.92       $1,394,589.84
10        03/24/05        $24,074.09       $5,810.79       $29,884.88       $153,613.13       $1,370,515.75
11        04/24/05        $24,174.39       $5,710.49       $29.884.88       $147,902.64       $1,346,341.36
12        05/24/05        $24,275.13       $5,609.75       $29,884.88       $142,292.89       $1,322,066.23
13        06/24/05        $24,376.27       $5,508.61       $29,884.88       $136,784.28       $1,297,689.96
14        07/24/05        $24,477.84       $5,407.04       $29,884.88       $131,377.24       $1,273,212.12
15        08/24/05        $24,579.83       $5,305.05       $29,884.88       $126,072.19       $1,248,632.29
16        09/24/05        $24,682.25       $5,202.63       $29,584.88       $120,869.56       $1,223,950.04
17        10/24/05        $24,785.08       $5,099.80       $29,884.88       $115,769.76       $1,199,164.96
18        11/24/05        $24,888.36       $4,996.52       $29,884.88       $110,773.24       $1,174,276.60
19        12/24/05        $24,992.06       $4,892.82       $29,884.88       $105,880.42       $1,149,284.54
20        01/24/06        $25,096.20       $4,788.68       $29,884.88       $101,091.74       $1,124,188.34
21        02/24/06        $25,200.76       $4,684.12       $29,884.88        $96,407.62       $1,098,987.58
22        03/24/06        $25,305.76       $4,579.12       $29,884.88        $91,828.50       $1,073,681.82
23        04/24/06        $25,411.20       $4,473.68       $29,884.88        $87,354.82       $1,048,270.62
24        05/24/06        $25,517.10       $4,367.78       $29,884.88        $82,987.04       $1,022,753.52
25        06/24/06        $25,623.40       $4,261.48       $29,884.88        $78,725.56         $997,130.12
26        07/24/06        $25,730.17       $4,154.71       $29,884.88        $74,570.85         $971,399.95
27        08/24/06        $25,837.38       $4,047.50       $29,884.88        $70,523.35         $945,562.57
28        09/24/06        $25,945.03       $3,939.85       $29,884.88        $66,583.50         $919,617.54
29        10/24/06        $26,053.15       $3,831.73       $29,884.88        $62,751.77         $893,564.39
30        11/24/06        $26,161.70       $3,723.18       $29,884.88        $59,028.59         $867,402.69
31        12/24/06        $26,270.70       $3,614.18       $29,884.88        $55,414.41         $841,131.99
32        01/24/07        $26,380.16       $3,504.72       $29,884.88        $51,909.69         $814,751.83
33        02/24/07        $26,490.08       $3,394.80       $29,884.88        $48,514.89         $788,261.75
34        03/24/07        $26,600.45       $3,284.43       $29,884.88        $45,230.46         $761,661.30
35        04/24/07        $26,711.30       $3,173.58       $29,884.88        $42,056.88         $734,950.00
36        05/24/07        $26,822.59       $3,062.29       $29.884.88        $38,994.59         $708,127.41
37        06/24/07        $26,934.34       $2,950.54       $29,884.88        $36,044.05         $681,193.07
38        07/24/07        $27,046.58       $2,838.30       $29,884.88        $33,205.75         $654,146.49
39        08/24/07        $27,159.26       $2,725.62       $29.884.88        $30,480.13         $626,987.23
40        09/24/07        $27,272.44       $2,612.44       $29,884.88        $27,867.69         $599,714.79
41        10/24/07        $27,586.07       $2,498.81       $29,884.88        $25,368.88         $572,328.72
42        11/24/07        $27,500.18       $2,384.70       $29,884.88        $22,984.18         $544,828.54
43        12/24/07        $27,614.76       $2,270.12       $29,884.88        $20,714.06         $517,213.78
44        01/24/08        $27,729.82       $2,155.06       $29,884.88        $18,559.00         $489,483.96
45        02/24/08        $27,845.37       $2,039.51       $29,884.88        $16,519.49         $461,638.59
46        03/24/08        $27,961.39       $1,923.50       $29,884.88        $14,595.99         $433,677.21
47        04/24/08        $28,077.89       $1,806.99       $29,884.88        $12,789.00         $405,599.32
48        05/24/08        $28,194.89       $1,689.99       $29.884.88        $11,099.01         $377,404.43
------------------------------------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers Transportation, Inc.         Amortization Schedule
                                                                                                 Page 1 of 2

                             AMORTIZATION SCHEDULE

                                                                                        00147900000000427

[INTERNATIONAL LOGO]     Navistar Financial Corporation                                Fax   847 734 4020
                         P.O Box 4024, Schaumburg, IL 60168-4024                       Phone 847 734 4000

     CUSTOMER NAME: Boyd Brothers Transportation, Inc
------------------------------------------------------------------------------------------------------------
 AMOUNT TO FINANCE: $1,577,050.00                 DATE OF NOTE: 5/24/2004            PAYMENT PLAN: OTHER
     TOTAL FINANCE:   $216,042.80          DATE FINANCE BEGINS: 5/24/2004           REBATE METHOD: ACTUARIAL
    TOTAL PAYMENTS: $1,793,092.80                          APR: 5.00                         TERM: 61
------------------------------------------------------------------------------------------------------------
                           Principal         Period          Payment           Finance           Principal
Period        Date           Payment        Finance           Amount         Remaining           Remaining
------------------------------------------------------------------------------------------------------------

49        06/24/08        $28,312.36       $1,572.52       $29,884.88         $9,526.49         $349,092.07
50        07/24/08        $28,430.33       $1,454.55       $29,884.88         $8,071.94         $320,661.74
51        08/24/08        $28,548.79       $1,336.09       $29,884.88         $6,735.85         $292,112.95
52        09/24/08        $28,667.74       $1,217.14       $29,884.88         $5,518.71         $263,445.21
53        10/24/08        $28,787.19       $1,097.69       $29,884.88         $4,421.02         $234,658.02
54        11/24/08        $28,907.14         $977.74       $29,884.88         $3,443.28         $205,750.88
55        12/24/08        $29,027.58         $857.30       $29,884.88         $2,585.98         $176,723.30
56        01/24/09        $29,148.54         $736.34       $29,884.88         $1,849.64         $147,574.76
57        02/24/09        $29,269.98         $614.90       $29,884.88         $1,234.74         $118,304.78
58        03/24/09        $29,391.94         $402.94       $29,884.88           $741.80          $88,912.84
59        04/24/09        $29,514.41         $370.47       $29,884.88           $371.33          $59,398.43
60        05/24/09        $29,637.39         $247.49       $29,884.88           $123.84          $29,761.04
61        06/24/09        $29,761.04         $123.84       $29,884.88             $0.00               $0.00
          Total        $1,577,050.00     $216,042.80    $1,793,092.80             $0.00               $0.00









------------------------------------------------------------------------------------------------------------
 THIS SCHEDULE MAY NOT REFLECT THE ACTUAL NET BALANCE OWING IF THE CONTRACT IS TERMINATED PRIOR TO MATURITY.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SELLER: INTERNATIONAL TRUCK AND ENGINE CORPORATION               BORROWER: BOYD BROTHERS TRANSPORTATION, INC

BY                                                      BY   illegible              TITLE COM/CFO
------------------------------------------------------------------------------------------------------------
       LENDER'S ACCEPTANCE                                     Accepted by Lender at:
       Lender: Navistar Financial Corporation                  2850 West Golf Road,
                                                               Rolling Meadows, IL 60008
       BY _________________________  DATE _______
          Authorized Representative
------------------------------------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: BOYD BROTHERS TRANSPORTATION, INC          Amortization Schedule
                                                                                                 Page 2 of 2